UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

On February 15, 2018, Inpixon (the “Company”) entered into a Placement Agency Agreement (the “Agreement”) with Roth Capital Partners, LLC (the “Placement Agent”) pursuant to which the Company agreed to sell and the Placement Agreement agreed to use its “best efforts” to assist with selling, in a public offering (the “Offering”), subject to the terms and conditions expressed therein, approximately $18 million in securities of the Company, consisting of an aggregate of 3,325,968 Class A Units (the “Class A Units”), at a price to the public of $2.35 per Class A Unit, each consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a five-year warrant to purchase one share of Common Stock (the “Warrants”), and 10,184.9752 Class B Units (the “Class B Units” and together with the Class A Units, the “Units”), at a price to the public of $1,000 per Class B Unit, each consisting of one share of the Company’s newly designated Series 3 Convertible Preferred Stock, par value $0.001 per share (the “Series 3 Preferred”), containing the relative rights, preferences, limitations and designations set forth in the certificate of designation (the “Certificate of Designation”), with a stated value of $1,000 and initially convertible into approximately 426 shares of our Common Stock at a conversion price of $2.35 per share (subject to adjustment) for up to an aggregate of 4,334,032 shares of Common Stock and Warrants exercisable for the number of shares of Common Stock into which the shares of Series 3 Preferred is initially convertible. The shares of Common Stock, shares of Series 3 Preferred and the Warrants that are part of the Units, as applicable, are immediately separable and will be issued separately in this Offering. The Units may be sold pursuant to a Securities Purchase Agreement by and between the Company and purchasers of Units (the “Purchasers") in the Offering (the “SPA”), at the election of each Purchaser.

The Company expects to receive approximately $18 million in gross proceeds from the Offering, including $1 million in amounts payable to service providers that will be satisfied upon the issuance of Units to service providers that participate in the Offering, and before placement agent fees and offering expenses payable by the Company. After satisfying the amounts due to service providers and deducting placement agent fees, we expect the net proceeds from the Offering to be approximately $15.4 million. The Company intends to use the net proceeds from the transactions for working capital and general corporate purposes, including research and development and sales and marketing, and to support a divesture of the Company’s infrastructure business segment.

The Warrants will be immediately exercisable at an exercise price of $3.50 per share (subject to adjustment). If, at any time while the Warrants are outstanding, the Company or any significant subsidiary thereof, as applicable, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock equivalents, at an effective price per share that is less than the exercise price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), the applicable exercise price shall be reduced and only reduced to equal the Base Share Price, provided that the Base Share Price shall not be less than $0.634 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement).

In addition, until the earlier of (i) 90 days after the Closing Date and (ii) such time as the Company’s aggregate trading volume on the Trading Market, as reported by Bloomberg, L.P., is at least 38,300,000 shares of Common Stock following the issuance of the initial press release announcing the Offering, neither the Company nor any subsidiary of the Company shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents

Subject to certain ownership limitations, the Series 3 Preferred is convertible at any time at the option of the holder. The Series 3 Preferred will be non-voting (except to the extent required by law) and convertible into the number of shares of Common Stock determined by dividing the aggregate stated value of $1,000 per share by the conversion price then in effect.

The Company and each Purchaser purchasing $5,000 or more of Units will enter into a leak-out agreement (the “Leak-out Agreement”) pursuant to which such Purchasers will agree that until March 15, 2018 ( the “Restricted Period”) the Purchaser, will not sell, dispose or otherwise transfer, directly or indirectly, any Common Stock in an amount more than such Purchaser’s pro rata portion of 35% of the trading volume of the Company’s Common Stock as reported by Bloomberg, LP for any trading day during the Restricted Period, subject to certain exceptions.

The Company expects the Offering to close on or about February 20, 2018, subject to the satisfaction of customary closing conditions including the filing of a Certificate of Designation with the Secretary of State of the State of Nevada with respect to the Series 3 Preferred.

The Company will conduct the Offering of the Units pursuant to a Registration Statement on Form S-1 (File No. 333-22125), which was declared effective by the Securities and Exchange Commission on February 14, 2018 (the “Registration Statement”).

Each of the Company’s officers, directors and more than 5% beneficial owners of common stock have agreed that for a period of 180 days after the date of the Registration Statement, they will be subject to a lockup prohibiting certain sales, transfers or hedging transactions in the Company’s securities held by them.

The Placement Agent will be entitled to a cash fee of up to 8.0% of the aggregate gross proceeds or 2.5% of the value of securities issued to service providers and reimbursement of certain out-of-pocket expenses up to an aggregate of $100,000. Maxim Group LLC acted as financial advisor in the Offering and will receive a fee of $150,000.

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The foregoing description of the Agreement, the Series 3 Preferred, the SPA, the Warrants and the Leak-Out Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, the Certificate of Designation and the forms of SPA, Warrant and Leak-Out Agreement, which are attached as Exhibits 3.1, 4.1, 10.1, 10.2 and 10.3 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2018, the Company filed with the Secretary of State of the State of Nevada the Certificate of Designation that created the Series 3 Preferred, authorized 10,184.9752 shares of Series 3 Preferred and designated the preferences, rights and limitations of the Series 3 Preferred. The Series 3 Preferred is non-voting (except to the extent required by law). The Series 3 Preferred is convertible into the number of shares of Common Stock, determined by dividing the aggregate stated value of the Series 3 Preferred of $1,000 per share to be converted by $2.35.

Item 8.01	Other Events.

On February 15, 2018, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
Exhibit 3.1*	Certificate of Designations of Series 3 Preferred, dated as of February 15, 2018

Exhibit 4.1*	Form of Warrant

Exhibit 10.1*	Placement Agency Agreement, dated February 14, 2018, by and between Inpixon and Roth Capital Partners, LLC

Exhibit 10.2*	Form of Securities Purchase Agreement

Exhibit 10.3*	Form of Leak-Out Agreement

Exhibit 10.4	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.63 to the Company’s registration statement on Form S-1 (File No. 333-222125), filed with the SEC on February 7, 2018)

Exhibit 99.1*	Press Release of Inpixon issued February 15, 2018

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: February 15, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit Number	Exhibit Description
Exhibit 3.1*	Certificate of Designations of Series 3 Preferred, dated as of February 15, 2018

Exhibit 4.1*	Form of Warrant

Exhibit 10.1*	Placement Agency Agreement, dated February 14, 2018, by and between Inpixon and Roth Capital Partners, LLC

Exhibit 10.2*	Form of Securities Purchase Agreement

Exhibit 10.3*	Form of Leak-Out Agreement

Exhibit 10.4	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.63 to the Company’s registration statement on Form S-1 (File No. 333-222125), filed with the SEC on February 7, 2018)

Exhibit 99.1*	Press Release of Inpixon issued February 15, 2018

* Filed herewith

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